SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 4, 2005

                                   __________


                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                    0-22196              13-3475943
(State or other jurisdiction of       (Commission          (I.R.S. employer
 incorporation or organization)       file number)        identification no.)




           Three University Plaza
            Hackensack, New Jersey                               07606
   (Address of principal executive offices)                    (Zip code)


       Registrant's telephone number, including area code: (201) 488-1200

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                              INNODATA ISOGEN, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Item 8.01   Other Events.....................................................3

Item 9.01   Exhibits.........................................................3

Signature....................................................................4





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Item 8.01   Other Events

      On January 4, 2005, the registrant issued a press release announcing its estimated revenues and earnings per share for its fourth fiscal quarter ended December 31, 2004 and its fiscal year ended December 31, 2004. A copy of the press release is filed as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01   Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits

            Exhibit No.  Description
            -----------  ------------

            99.1 Press Release, dated January 4, 2005, entitled "Innodata Isogen "Provides Further Guidance for Fourth Quarter and 2004"









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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2005

                                   INNODATA ISOGEN, INC.


                                   By: /s/ Jack S. Abuhoff
                                      ---------------------------------------
                                      Jack S. Abuhoff
                                      Chairman of the Board of Directors, Chief
                                      Executive Officer and President





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

                                  Exhibit Index
                                  -------------


      Exhibit No.   Description
      -----------   -----------

         99.1       Press Release of Innodata Isogen, Inc., dated January 4,
                    2005.





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